EXHIBIT 10.46

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

[Letterhead of Consolidated Edison Company of New York, Inc.]

                                             November 17, 2010

Via Fax and Federal Express

Public Energy Solutions, LLC
120 Eagle Rock Avenue, Suite 190
East Hanover, NJ 07936

Attention: Ed Myszka

Re:           Amendment of Demand Side Management Agreement

Gentlemen:

Reference is made to the Demand Side Management Agreement, dated as of February 6, 2008,as amended (the "Agreement"), between Consolidated  Edison Company of New York, Inc. ("Con Edison") and Public Energy Solutions. LLC ("Contractor").  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Agreement.

    The following, when confirmed by you, shall serve to set forth our agreement to amend the Agreement with respect to the Electric Network Periods set forth in paragraph 1 below, as follows:

1.  In Exhibit B, the chart containing the Contract Load Reduction Guaranty, LRCD and LRED and the Security B Amount and related payment date for each of the Electric Network Periods applicable to the East 13th Street Load Area shall be deleted and the following chart shall be substituted in lieu thereof:

Load Areas/Networks ("Electric Network" as defined in the Agreement)	5/1/2010 LRCD to 4/30/2012 LRED	5/1/2011 LRCD to 4/30/2012 LRED	5/1/2012 LRCD to 4/30/2013 LRED
(A) East 13th Street - Manhattan (Cooper Square/City Hall/Chelsea/Madison Square/Greeley Square/Kips Bay/Greenwich/Sheridan Square/Canal/Park Place)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2010)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2011)
(B) Cooper Square		*** KW CLRG (Security B Amount of $*** due on or before 1/1/2011)	*** KW CLRG (Security B Amount of $*** due on or before 1/1/2012)

2.           For purposes of clarity, the Contract Load Reduction Guaranty for the Cooper Square Electric Network set forth in (B) in Paragraph 1 above is in addition to the
              Contract Load Reduction Guaranty for the East 13th Street Load area set forth in (A) in Paragraph 1 above (which may include additional load reduction in the
              Cooper Square Electric Network).

3.           The ***% limit on Excess Load Reduction set forth in Section 9 of the Agreement shall be changed to *** kW for the East 13th Street Load Area for each of the Electric Network
      Periods set forth in (A) in Paragraph 1 above.

4.    Except as set forth above the Agreement shall remain in full force and effect, without change or modification.

Please confirm your agreement to the foregoing by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC

                 By: /s/ John McMahon
                    Print Name:  John McMahon
                    Title:  Executive Vice President

CONFIRMED AND AGREED TO:

By:  /s/ Edward Myszka

Print Name:    Edward Myszka

Title:     EVP

Date:    11-17-10